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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): JULY 8, 2003 (July 7, 2003)



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)


               DELAWARE                                 1-9397                               76-0207995
        (State of Incorporation)                (Commission File No.)           (I.R.S. Employer Identification No.)


              3900 ESSEX LANE, HOUSTON, TEXAS                                         77027
         (Address of Principal Executive Offices)                                   (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 7, 2003, Baker Hughes Incorporated (the "Company") announced that it had entered into a $500 million three-year revolving credit facility. The Company's press release dated July 7, 2003 relating to the credit facility is attached hereto as Exhibit 99.1 and incorporated by reference.

         The statements in this press release that are not historical statements are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the Company's control, which could cause actual results of operations to differ materially from the results expressed or implied by the statements. Please see the Company's Form 10-K for the year ended December 31, 2002 and Form 10-Q for the quarter ended March 31, 2003 for a more complete discussion of such risk factors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

                  99.1 - Press Release of the Company dated July 7, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BAKER HUGHES INCORPORATED



Dated: July 8, 2003                  By:            /s/ Sandra E. Alford
                                             -----------------------------------
                                                        Sandra E. Alford
                                                      Corporate Secretary



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